                                                                      Exhibit 16


          SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

          30 DAY YIELD CALCULATION FOR NON-MONEY MARKET FUNDS
          FOR THE 30 DAY PERIOD ENDING:  08/28/97




          A=      income earned during the period
          B=      expenses accrued during the period
          C=      average fund shares outstanding during the period
          D=      maximum offering price/share on the last day of the period




          ACTUALS:
          A=                 565,318.35
          B=                  50,434.39
          C=             11,222,509.040
          D=                      11.11




                      A-B    6
          YIELD=  2{( ----+1)  -1}
                      CD




                            565,318.35        -      50,434.39            6
          YIELD=  2{(-------------------------------------------------+1)   -1}
                         11,222,509.04        x          11.11






          YIELD=      5.0069%

                                                                      Exhibit 16


          SCHWAB SHORT-TERM BOND MARKET INDEX FUND
          (FORMERLY SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND)

          30 DAY YIELD CALCULATION FOR NON-MONEY MARKET FUNDS





          A=      income earned during the period
          B=      expenses accrued during the period
          C=      average fund shares outstanding during the period
          D=      maximum offering price/share on the last day of the period




          ACTUALS:
          A=               655,636.34
          B=                51,000.06
          C=           13,033,618.934
          D=                     9.75




                      A-B    6
          YIELD=  2{( ----+1)  -1}
                      CD




                          655,636.34    -      51,000.06     6
          YIELD=  2{(------------------------------------+1)   -1}
                       13,033,618.93    x           9.75






          YIELD=     5.7779%